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                                                                   EXHIBIT 10.26

                                      LEASE

      THIS LEASE (the "Lease") is executed this _____ day of _______________________, 2007, by and between FirstCal Industrial 2 Acquisition, LLC, a Delaware limited liability company ("Landlord"), and Universal Electronics Inc., a Delaware corporation ("Tenant").

                          ARTICLE 1 - LEASE OF PREMISES

      Section 1.01. Basic Lease Provisions and Definitions.

      (a) Leased Premises (shown in EXHIBIT A hereto): 1864 Enterprise Parkway, Twinsburg, Ohio (the "Building").

      (b)   Rentable Area: approximately 21,509 square feet.

      (c)   Tenant's Proportionate Share: 32.54%.

      (d)   Minimum Annual Rent:

            Year 1                    $107,554.96
            Year 2                    $112,922.28
            Year 3                    $118,299.48
            Year 4                    $123,676.80

      (e)   Monthly Rental Installments:

            Months   1 - 12           $ 8,962.08
            Months   13 - 24          $ 9,410.19
            Months   25 - 36          $ 9,858.29
            Months   37 - 48          $10,306.40

      (f)   Intentionally Omitted

      (g)   Target Commencement Date: March 1, 2007.

      (h)   Lease Term: four (4) years.

      (i) Security Deposit: $8,962.08, of which $3,138.96 is currently held by Landlord and $5,823.12 ("Additional Security Deposit") due from Tenant.

      (j)   Broker(s): Grubb and Ellis representing Landlord.

      (k) Permitted Use: General office and related purposes, together with a call center including product storage, servicing and fulfillment.

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      (l)   Address for notices and payments are as follows:

            Landlord:            First Industrial Realty Trust, Inc.
                                 4742 Creek Road
                                 Cincinnati, OH 45242
            With
            Payments to:         FirstCal Industrial 2 Acquisition, LLC
                                 PO Box 809137
                                 Chicago, IL 60680

            Tenant:              Universal Electronics Inc.
                                 1864 Enterprise Parkway
                                 Twinsburg, OH 44087

            With a copy to:      Universal Electronics Inc.
                                 8190 Carrington Place
                                 Bainbridge Township, OH  44023
                                 ATTN:  Sr. Vice President and General Counsel

    EXHIBITS
    Exhibit A - Leased Premises
    Exhibit A-1 - The Downsize Portion
    Exhibit A-2 - Leased Premises After The Downsize Date
    Exhibit B - Tenant Improvements
    Exhibit B-1 - Construction Drawing
    Exhibit C - Letter of Understanding
    Exhibit D - Intentionally Omitted
    Exhibit E - Rules and Regulations
    Exhibit F - Tenant Operations Inquiry Form
    Lease Addendum A - Downsize Option
    Lease Addendum B - Renewal Option

      Section 1.02. Lease of Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Leased Premises, under the terms and conditions herein, together with a non-exclusive right, in common with others, to use the following (collectively, the "Common Areas"): the areas of the Building and the underlying land and improvements thereto that are designed for use in common by all tenants of the Building and their respective employees, agents, customers, invitees and others.

                         ARTICLE 2 - TERM AND POSSESSION

Section 2.01. Term. The Lease Term shall commence as of the date (the "Commencement Date") that Substantial Completion (as defined in EXHIBIT B hereto) of the Tenant Improvements (as defined in Section 2.02 below) occurs.

      Section 2.02. Construction of Tenant Improvements. Landlord shall construct and install all leasehold improvements to the Leased Premises (collectively, the "Tenant Improvements") in accordance with EXHIBIT B attached hereto and made a part hereof.

      Section 2.03. Surrender of the Premises. Upon the expiration or earlier termination of this Lease, Tenant shall, at its sole cost and expense, immediately (a) surrender the Leased Premises to Landlord in

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broom-clean condition and in good order, condition and repair, (b) remove from the Leased Premises (i) Tenant's Property (as defined in Section 8.01 below), and (ii) any alterations required to be removed pursuant to Section 7.03 below, and (c) repair any damage caused by any such removal and restore the Leased Premises to the condition existing upon the Commencement Date, reasonable wear and tear excepted. All of Tenant's Property that is not removed within ten (10) days following Landlord's written demand therefor shall be conclusively deemed to have been abandoned and Landlord shall be entitled to dispose of such property at Tenant's cost without incurring any liability to Tenant. This
Section 2.03 shall survive the expiration or any earlier termination of this Lease.

      Section 2.04. Holding Over. If Tenant retains possession of the Leased Premises after the expiration or earlier termination of this Lease, Tenant shall be a tenant at sufferance at one hundred fifty percent (150%) of the Monthly Rental Installments for the Leased Premises in effect upon the date of such expiration or earlier termination, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease, nor shall such acceptance create a month-to-month tenancy. In the event a month-to-month tenancy is created by operation of law, either party shall have the right to terminate such month-to-month tenancy upon thirty (30) days' prior written notice to the other, whether or not said notice is given on the rent paying date. This Section 2.04 shall in no way constitute a consent by Landlord to any holding over by Tenant upon the expiration or earlier termination of this Lease, nor limit Landlord's remedies in such event.

                                ARTICLE 3 - RENT

      Section 3.01. Base Rent. Tenant shall pay to Landlord the Minimum Annual Rent in the Monthly Rental Installments in advance, without demand, deduction or offset, or the Commencement Date and on or before the first day of each and every calendar month thereafter during the Lease Term. The Monthly Rental Installments for partial calendar months shall be prorated. Tenant shall be responsible for delivering the Monthly Rental Installments to the payment address set forth in Section 1.01(l) above in accordance with this Section 3.01.

      Section 3.02. Annual Rental Adjustment Definitions.

      (a) "Annual Rental Adjustment" shall mean the amount of Tenant's Proportionate Share of Operating Expenses for a particular calendar year.

      (b) "Operating Expenses" shall mean the amount of all of Landlord's costs and expenses paid or incurred in operating, repairing, replacing and maintaining the Building and the Common Areas in good condition and repair for a particular calendar year, including by way of illustration and not limitation, the following: all Real Estate Taxes (as hereinafter defined), insurance premiums and deductibles; water, sewer, electrical and other utility charges other than the separately billed electrical and other charges paid by Tenant as provided in this Lease (or other tenants in the Building); painting; stormwater discharge fees; tools and supplies; repair costs; landscape maintenance costs; access patrols; license, permit and inspection fees; management fees; administrative fees; supplies, costs, wages and related employee benefits payable for the management, maintenance and operation of the Building; maintenance, repair and replacement of the driveways, parking areas, curbs and sidewalk areas (including snow and ice removal), landscaped areas, drainage strips, sewer lines, exterior walls, foundation, structural frame, roof, gutters and lighting; and maintenance and repair costs, dues, fees and assessments incurred under any covenants or charged by any owners association. The cost of any Operating Expenses that are capital in nature shall be amortized over the useful life of the improvement (as reasonably determined by Landlord), and only the amortized portion shall be included in Operating Expenses.

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Operating Costs shall not include the following: (i) tenant improvements, leasing commissions, and advertising and marketing costs for leasing of space,
(ii) depreciation, and principal and interest on mortgages or other debt, (iii) legal expenses incurred in enforcing the terms of any other lease; (iv) interest or amortization payments of any Mortgage; (v) any costs, fines, or penalties incurred due to violations by Landlord of any applicable governmental rule, regulation, code or law; (vi) costs attributable to repairing items that are recovered by Landlord through enforcement of warranties; and (vii) any cost or expense of any nature whatsoever, other than Operating Expenses, which Landlord shall incur in connection with the management, operation, or maintenance of the Building or Common Areas which is specifically reimbursed to Landlord from any source, or charged directly to the tenant on whose behalf it was incurred (whether or not the same shall finally be paid by such tenant), or for which Landlord is otherwise compensated or recoups such expense by way of setoff, reductions or recovery allowed, or otherwise.

      (c) "Tenant's Proportionate Share of Operating Expenses" shall mean an amount equal to the product of Tenant's Proportionate Share times the Operating Expenses.

      (d) "Real Estate Taxes" shall mean any form of real estate tax or assessment or service payments in lieu thereof, and any license fee, commercial rental tax, improvement bond or other similar charge or tax (other than inheritance, personal income or estate taxes) imposed upon the Building or Common Areas, or against Landlord's business of leasing the Building, by any authority having the power to so charge or tax, together with costs and expenses of contesting the validity or amount of the Real Estate Taxes.

      Section 3.03. Payment of Additional Rent.

      (a) Any amount required to be paid by Tenant hereunder (in addition to Minimum Annual Rent) and any charges or expenses incurred by Landlord on behalf of Tenant under the terms of this Lease shall be considered "Additional Rent" payable in the same manner and upon the same terms and conditions as the Minimum Annual Rent reserved hereunder, except as set forth herein to the contrary. Any failure on the part of Tenant to pay such Additional Rent when and as the same shall become due shall entitle Landlord to the remedies available to it for non-payment of Minimum Annual Rent.

      (b) In addition to the Minimum Annual Rent specified in this Lease, commencing as of the Commencement Date, Tenant shall pay to Landlord as Additional Rent for the Leased Premises, in each calendar year or partial calendar year during the Lease Term, an amount equal to the Annual Rental Adjustment for such calendar year. Landlord shall estimate the Annual Rental Adjustment annually, and written notice thereof shall be given to Tenant prior to the beginning of each calendar year. Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one-twelfth (1/12) of the estimated Annual Rental Adjustment to the payment address set forth in Section 1.01(l) above in accordance with this Section 3.03. If Operating Expenses increase during a calendar year, Landlord may increase the estimated Annual Rental Adjustment during such year by giving Tenant thirty (30) days written notice to that effect, together with documentation prepared by Landlord in the ordinary course of its business in support of such increase, and thereafter Tenant shall pay to Landlord, in each of the remaining months of such year, an amount equal to the amount of such increase in the estimated Annual Rental Adjustment divided by the number of months remaining in such year. Within a reasonable time after the end of each calendar year, Landlord shall prepare and deliver to Tenant a statement showing the actual Annual Rental Adjustment, together with documentation prepared by Landlord in the ordinary course of its business in support of such costs. Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit against the next rent payment or payments due from Tenant (or reimburse Tenant if for the last year of the Lease

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Term), as the case may be, the difference between the actual Annual Rental
Adjustment for the preceding calendar year and the estimated amount paid by Tenant during such year. As soon as is reasonably practical after each calendar year during the Lease Term (each such year, an "OPERATING YEAR"), Landlord shall provide Tenant with a statement (a "STATEMENT") setting forth the actual ultimate Annual Rental Adjustment for the subject Operating Year. If Tenant disputes the amount set forth in a given Statement, Tenant shall have the right, at Tenant's sole expense, to cause Landlord's books and records with respect to the particular Operating Year that is the subject of that particular Statement to be audited (the "AUDIT") by a certified public accountant or firm of certified public accountants mutually acceptable to Landlord and Tenant (the "ACCOUNTANT"), provided Tenant (i) has not defaulted under this Lease and failed to cure such default on a timely basis and (ii) delivers written notice (an "AUDIT NOTICE") to Landlord on or prior to the date that is forty-five (45) days after Landlord delivers the Statement in question to Tenant (such 30-day period, the "RESPONSE PERIOD"). If Tenant fails to timely deliver an Audit Notice with respect to a given Statement, then Tenant's right to undertake an Audit with respect to that Statement and the Operating Year to which that particular Statement relates shall automatically and irrevocably be waived and such Statement shall be final and binding upon Tenant and shall, as between the parties, be conclusively deemed correct. If Tenant timely delivers an Audit Notice, Tenant must commence such Audit within thirty (30) days after the Audit Notice is delivered to Landlord, and the Audit must be completed within thirty
(30) days of the date on which it is begun. If Tenant fails, for any reason, to commence and complete the Audit within such periods, the Statement that Tenant elected to Audit shall be deemed final and binding upon Tenant and shall, as between the parties, be conclusively deemed correct. The Audit shall take place at the offices of Landlord where its books and records are located, at a mutually convenient time during Landlord's regular business hours. Before conducting the Audit, Tenant must pay the full amount of the Annual Rental Adjustment billed under the Statement then in question. Tenant hereby covenants and agrees that the Accountant engaged by Tenant to conduct the Audit shall be compensated on an hourly or flat-fee basis and shall not be compensated based upon a percentage of overcharges it discovers. If an Audit is conducted in a timely manner, such Audit shall be deemed final and binding upon Landlord and Tenant and shall, as between the parties, be conclusively deemed correct. If the results of the Audit reveal that the actual ultimate Annual Rental Adjustment does not equal the aggregate amount of the Annual Rental Adjustment actually paid by Tenant to Landlord for the Operating Year that is the subject of the Audit, the appropriate adjustment shall be made between Landlord and Tenant, and any payment required to be made by Landlord or Tenant to the other shall be made within thirty (30) days after the Accountant's determination. In no event shall this Lease be terminable nor shall Landlord be liable for damages based upon any disagreement regarding an adjustment of the Annual Rental Adjustment. Tenant agrees that the results of any Audit shall be kept strictly confidential by Tenant and shall not be disclosed to any other person or entity.

      Section 3.04. Late Charges. Tenant acknowledges that Landlord shall incur certain additional unanticipated administrative and legal costs and expenses if Tenant fails to pay timely any payment required hereunder. Therefore, in addition to the other remedies available to Landlord hereunder, if Tenant fails to pay to Landlord any sum due under this Lease on a timely basis, then if such payment is not made within the cure period provided in SECTION 13.01, then from and after the expiration of such cure period, the delinquent payment shall bear interest from the due date thereof to the date of payment at the "prime" rate of interest, as reported in the Wall Street Journal (the "Prime Rate") plus six percent (6%) per annum ("DEFAULT INTEREST RATE").

                          ARTICLE 4 - SECURITY DEPOSIT

      Upon execution and delivery of this Lease by Tenant, Tenant shall deposit the Additional Security Deposit with Landlord as security for the performance by Tenant of all of Tenant's obligations contained in this Lease. In the event of a default by Tenant, Landlord may apply all or any part of the

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Security Deposit to cure all or any part of such default; provided, however, that any such application by Landlord shall not be or be deemed to be an election of remedies by Landlord or considered or deemed to be liquidated damages. Tenant agrees promptly, upon demand, to deposit such additional sum with Landlord as may be required to maintain the full amount of the Security Deposit. All sums held by Landlord pursuant to this Article 4 shall be without interest and may be commingled by Landlord. At the end of the Lease Term, provided that there is then no uncured default or any repairs required to be made by Tenant pursuant to Section 2.03 above or Section 7.03 below, Landlord shall return the Security Deposit to Tenant.

                          ARTICLE 5 - OCCUPANCY AND USE

      Section 5.01. Use. Tenant shall use the Leased Premises for the Permitted Use and for no other purpose without the prior written consent of Landlord.

      Section 5.02. Covenants of Tenant Regarding Use.

      (a) Tenant shall (i) use and maintain the Leased Premises and conduct its business thereon in a safe, careful, reputable and lawful manner, (ii) comply with all covenants that encumber the Building and all laws, rules, regulations, orders, ordinances, directions and requirements of any governmental authority or agency, now in force or which may hereafter be in force, including, without limitation, those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of, or any improvement or alteration to, the Leased Premises, and (iii) comply with and obey all reasonable directions, rules and regulations of Landlord, including the Building Rules and Regulations attached hereto as EXHIBIT E and made a part hereof, as may be modified from time to time by Landlord on reasonable notice to Tenant.

      (b) Tenant shall not do or permit anything to be done in or about the Leased Premises that will in any way cause a nuisance, obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of Landlord's directions, rules and regulations, but agrees that any enforcement thereof shall be done uniformly. Tenant shall not overload the floors of the Leased Premises. All damage to the floor structure or foundation of the Building due to improper positioning or storage of items or materials shall be repaired by Landlord at the sole expense of Tenant, who shall reimburse Landlord immediately therefor upon demand. Tenant shall not use the Leased Premises, nor allow the Leased Premises to be used, for any purpose or in any manner that would (i) invalidate any policy of insurance now or hereafter carried by Landlord on the Building, or
(ii) increase the rate of premiums payable on any such insurance policy unless Tenant reimburses Landlord for any increase in premium charged.

      Section 5.03. Landlord's Rights Regarding Use. Without limiting any of Landlord's rights specified elsewhere in this Lease (a) Landlord shall have the right at any time, without notice to Tenant, to control, change or otherwise alter the Common Areas in such manner as it deems necessary or proper, and (b) Landlord, its agents, employees and contractors and any mortgagee of the Building shall have the right to enter any part of the Leased Premises at reasonable times upon reasonable notice (except in the event of an emergency where no notice shall be required provided that Landlord use reasonable efforts under the circumstances to provide such notice to Tenant) for the purposes of examining or inspecting the same (including, without limitation, testing to confirm Tenant's compliance with this Lease), showing the same to prospective purchasers, mortgagees or tenants, and making such repairs, alterations or improvements to the Leased Premises or the Building as Landlord may deem necessary or desirable. Landlord shall incur no liability to Tenant for such entry, nor shall such entry constitute an eviction of

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Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor. Notwithstanding the foregoing, Landlord shall not unreasonably interfere with Tenant's use of and operation from the Leased Premises in exercising the foregoing rights.

      Section 5.04. Tenant Operations Inquiry Form. On or prior to the date hereof, Tenant has completed and delivered for the benefit of Landlord a "Tenant Operations Inquiry Form" in the form attached hereto as EXHIBIT F describing the nature of Tenant's proposed business operations at the Premises, which form is intended to, and shall be, relied upon by Landlord. From time to time during the Lease Term (but no more often than once in any twelve month period unless Tenant is in default hereunder or unless Tenant assigns this Lease or subleases all or any portion of the Leased Premises, whether or not in accordance with SECTION
11), Tenant shall provide an updated and current Tenant Operations Inquiry Form upon Landlord's request.

                              ARTICLE 6 - UTILITIES

Tenant shall obtain in its own name and pay directly to the appropriate supplier the cost of all utilities and services serving the Leased Premises. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services (at rates that would have been payable if such utilities and services had been directly billed by the utilities or services providers) and Tenant shall pay such share to Landlord within thirty
(30) days after receipt of Landlord's written statement. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or other Building service and no such failure or interruption shall entitle Tenant to terminate this Lease or withhold sums due hereunder unless due to the negligence or intentional acts or omissions of Landlord or its employees, contractors, or agents in which event rent shall abate for the period of time that Tenant is unable to use or operate from the Leased Premises. Notwithstanding the foregoing, the electrical and gas utilities are separately metered as of the Commencement Date of this Lease.

                ARTICLE 7 - REPAIRS, MAINTENANCE AND ALTERATIONS

      Section 7.01. Repair and Maintenance of Building. Landlord shall make all necessary repairs, replacements and maintenance to the roof, sprinkler systems, exterior walls, foundation, structural frame of the Building and the parking and landscaped areas and other Common Areas. The cost of such repairs, replacements and maintenance shall be included in Operating Expenses to the extent provided in Section 3.02; provided however, to the extent any such repairs, replacements or maintenance are required because of the negligence, misuse or default of Tenant, its employees, agents, contractors, customers or invitees, Landlord shall make such repairs at Tenant's sole expense, subject to the terms and conditions of Section 8.06.

      Section 7.02. Repair and Maintenance of Leased Premises. Tenant shall, at its own cost and expense, maintain the Leased Premises in good condition, regularly servicing and promptly making all repairs and replacements thereto, including but not limited to the electrical systems, heating and air conditioning systems, plate glass, floors, windows and doors, and plumbing systems which service the Leased Premises. Tenant shall obtain a preventive maintenance contract on the heating, ventilating and air-conditioning systems which service the Leased Premises and provide Landlord with a copy thereof. The preventive maintenance contract shall meet or exceed Landlord's standard maintenance criteria, and shall provide for the inspection and maintenance of the heating, ventilating and air conditioning system on at least a semi-annual basis.

      Section 7.03. Alterations. Tenant shall not permit alterations in or to the Leased Premises unless and until Landlord has approved the plans therefor in writing. As a condition of such approval, Landlord

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may require Tenant to remove the alterations and restore the Leased Premises upon termination of this Lease; otherwise, all such alterations shall at Landlord's option become a part of the realty and the property of Landlord, and shall not be removed by Tenant. Tenant shall ensure that all alterations shall be made in accordance with all applicable laws, regulations and building codes, in a good and workmanlike manner and of quality equal to or better than the original construction of the Building. No person shall be entitled to any lien derived through or under Tenant for any labor or material furnished to the Leased Premises, and nothing in this Lease shall be construed to constitute Landlord's consent to the creation of any lien. If any lien is filed against the Leased Premises for work claimed to have been done for or material claimed to have been furnished to Tenant (other than work performed by or at the direction of Landlord), Tenant shall cause such lien to be discharged of record within thirty (30) days after filing. Tenant shall indemnify Landlord from all costs, losses, expenses and attorneys' fees in connection with any construction or alteration and any related lien.

                       ARTICLE 8 - INDEMNITY AND INSURANCE

      Section 8.01. Release. All of Tenant's trade fixtures, merchandise, inventory and all other personal property in or about the Leased Premises, the Building or the Common Areas, which is deemed to include the trade fixtures, merchandise, inventory and personal property of others located in or about the Leased Premises or Common Areas at the invitation, direction or acquiescence (express or implied) of Tenant (all of which property shall be referred to herein, collectively, as "Tenant's Property"), shall be and remain at Tenant's sole risk. Landlord shall not be liable to Tenant or to any other person for, and Tenant hereby releases Landlord from (a) any and all liability for theft or damage to Tenant's Property, and (b) any and all liability for any injury to Tenant or its employees, agents, contractors, guests and invitees in or about the Leased Premises, the Building or the Common Areas, except to the extent of personal injury (but not property loss or damage) caused directly by the negligence or willful misconduct of Landlord, its agents, employees or contractors. Nothing contained in this Section 8.01 shall limit (or be deemed to limit) the waivers contained in Section 8.06 below. In the event of any conflict between the provisions of Section 8.06 below and this Section 8.01, the provisions of Section 8.06 shall prevail. This Section 8.01 shall survive the expiration or earlier termination of this Lease.

      Section 8.02. Indemnification by Tenant. Tenant shall protect, defend, indemnify and hold Landlord, its agents, employees and contractors harmless from and against any and all claims, damages, demands, penalties, costs, liabilities, losses, and expenses (including reasonable attorneys' fees and expenses at the trial and appellate levels) to the extent (a) arising out of or relating to any act, omission, negligence, or willful misconduct of Tenant or Tenant's agents, employees, contractors, customers, or invitees in or about the Leased Premises, the Building or the Common Areas, (b) arising out of or relating to any of Tenant's Property, or (c) arising out of any other act or occurrence within the Leased Premises, in all such cases except to the extent of personal injury (but not property loss or damage) caused directly by the negligence or willful misconduct of Landlord, its agents, employees or contractors. Nothing contained in this Section 8.02 shall limit (or be deemed to limit) the waivers contained in Section 8.06 below. In the event of any conflict between the provisions of
Section 8.06 below and this Section 8.02, the provisions of Section 8.06 shall prevail. This Section 8.02 shall survive the expiration or earlier termination of this Lease.

      Section 8.03. Indemnification by Landlord. Landlord shall protect, defend, indemnify and hold Tenant, its agents, employees and contractors harmless from and against any and all claims, damages, demands, penalties, costs, liabilities, losses and expenses (including reasonable attorneys' fees and expenses at the trial and appellate levels) to the extent arising out of or relating to any act, omission, negligence or willful misconduct of Landlord or Landlord's agents, employees, invitees or contractors. Nothing contained in this Section 8.03 shall limit (or be deemed to limit) the waivers contained in Section

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8.06 below. In the event of any conflict between the provisions of Section 8.06 below and this Section 8.03, the provisions of Section 8.06 shall prevail. This
Section 8.03 shall survive the expiration or earlier termination of this Lease.

      Section 8.04. Tenant's Insurance. Tenant shall purchase, at its own expense, and keep in force at all times during the Lease Term the policies of insurance set forth below (collectively, "Tenant's Policies"). All Tenant's Policies shall (a) be issued by an insurance company with a Best's rating of A or better and otherwise reasonably acceptable to Landlord and shall be licensed to do business in the state in which the Leased Premises is located; (b) provide that said insurance shall not be canceled or materially modified unless 30 days' prior written notice shall have been given to Landlord; (c) provide for deductible amounts that are reasonably acceptable to Landlord (and its lender, if applicable) and (d) otherwise be in such form, and include such coverages, as Landlord may reasonably require. The Tenant's Policies described in (i) and (ii) below shall (1) provide coverage on an occurrence basis; (2) name Landlord (and its lender, if applicable) as additional insured; (3) provide coverage, to the extent insurable, for the indemnity obligations of Tenant under this Lease; (4) contain a separation of insured parties provision; (5) be primary, not contributing with, and not in excess of, coverage that Landlord may carry; and
(6) provide coverage with no exclusion for a pollution incident arising from a hostile fire. All certificates of insurance for Tenant's Policies shall be delivered to Landlord prior to the Commencement Date and renewals thereof shall be delivered to Landlord's corporate and regional notice addresses at least 30 days after renewal of any such Tenant's Policy. In the event that Tenant fails, at any time or from time to time, to comply with the requirements of the preceding sentence and such failure continues for 5 business days after notice from Landlord to Tenant, Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant to Landlord upon demand, as Additional Rent. Tenant shall give prompt notice to Landlord of any bodily injury, death, personal injury, advertising injury or property damage occurring in and about the Property.

      Tenant shall purchase and maintain, throughout the Term, a Tenant's Policy(ies) of: (i) commercial general or excess liability insurance, including personal injury and property damage, in the amount of not less than $2,000,000.00 per occurrence, and $5,000,000.00 annual general aggregate, per location, (ii) comprehensive automobile liability insurance covering Tenant against any personal injuries or deaths of persons and property damage based upon or arising out of the ownership, use, occupancy or maintenance of a motor vehicle at the Premises and all areas appurtenant thereto in the amount of not less than $1,000,000, combined single limit; (iii) commercial property insurance (including reasonable business interruption limits) covering Tenant's Property (at its full replacement cost); (iv) workers' compensation insurance per the applicable statutes covering all employees of Tenant; and if Tenant handles, stores or utilizes Hazardous Substances in its business operations, (v) pollution legal liability insurance.

      Section 8.05. Landlord's Insurance. During the Lease Term, Landlord shall maintain the following types of insurance, in the amounts specified below (the cost of which shall be included in Operating Expenses):

      (a) a commercial property insurance policy covering the Building (at its full replacement cost), but excluding Tenant's personal property; (b) commercial general public liability insurance covering Landlord for claims arising out of liability for bodily injury, death, personal injury, advertising injury and property damage occurring in and about the Building and otherwise resulting from any acts and operations of Landlord, its agents and employees; and (c) any other insurance coverage which is reasonable for similarly situated properties. All of the coverages described in (a) through (d) shall be determined from time to time by Landlord, in its sole discretion. All insurance maintained by Landlord shall be in addition to and not in lieu of the insurance required to be maintained by the Tenant.

      Section 8.06. Waiver of Subrogation. Notwithstanding anything to the contrary in this Lease, Landlord and Tenant mutually waive their respective rights of recovery against each other and each other's officers, directors, constituent partners, members, agents and employees, and Tenant further waives such rights against (a) each lessor under any ground or underlying lease encumbering the Building and (b) each lender under any mortgage or deed of trust or other lien encumbering the Building (or any portion thereof or interest therein), to the extent any loss is insured against or required to be insured against under this Lease, including, but not limited to, losses, deductibles or self-insured retentions covered by Landlord's or Tenant's commercial property, general liability, automobile liability or workers' compensation policies described above, This provision is intended to waive, fully and for the benefit of each party to this Lease, any and all rights and claims that might give rise to a right of subrogation by any insurance carrier. Each party shall cause its respective insurance policy(ies) to be endorsed to evidence compliance with such waiver.

                              ARTICLE 9 - CASUALTY

      In the event of total or partial destruction of the Building or the Leased Premises by fire or other casualty, Landlord agrees promptly to restore and repair same; provided, however, Landlord's obligation hereunder with respect to the Leased Premises shall be limited to the reconstruction of such of the leasehold improvements as were originally required to be made by Landlord pursuant to Section 2.02 above, if any. Rent shall proportionately abate during the time that the Leased Premises or part thereof are unusable because of any such damage. Notwithstanding the foregoing, if the Leased Premises, Building or Common Areas are (a) so destroyed that they cannot be repaired or rebuilt within one hundred eighty (180) days from the casualty date; or (b) destroyed by a casualty that is not covered by the insurance required hereunder or, if covered, such insurance proceeds are not released by any mortgagee entitled thereto or are insufficient to rebuild the Building and the Leased Premises; then, Landlord shall so notify Tenant within thirty (30) days after the occurrence of the casualty and, in case of a clause (a) casualty, either Landlord or Tenant may, or, in the case of a clause (b) casualty, then Landlord may, upon thirty (30) days' written notice to the other party, terminate this Lease with respect to matters thereafter accruing. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph.

                           ARTICLE 10 - EMINENT DOMAIN

      If all or any substantial part of the Building or Common Areas shall be acquired by the exercise of eminent domain, Landlord may terminate this Lease by giving written notice to Tenant on or before the date possession thereof is so taken. If all or any part of the Leased Premises, Building or Common Areas shall be acquired by the exercise of eminent domain so that the Leased Premises shall become impractical for Tenant to use for the Permitted Use, Tenant may terminate this Lease by giving written notice to Landlord as of the date possession thereof is so taken. All damages awarded shall belong to Landlord; provided, however, that Tenant may claim dislocation damages if such amount is not subtracted from Landlord's award.

                      ARTICLE 11 - ASSIGNMENT AND SUBLEASE

      Section 11.01. Assignment and Sublease.

      (a) Tenant shall not assign this Lease or sublet the Leased Premises in whole or in part without Landlord's prior written consent. In the event of any permitted assignment or subletting, Tenant shall remain primarily liable hereunder, and any extension, expansion, rights of first offer, rights of first refusal or other options granted to Tenant under this Lease shall be rendered void and of no further force or effect. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the Leased Premises. Any assignment or sublease consented to by Landlord shall not relieve Tenant (or its assignee) from obtaining Landlord's consent to any subsequent assignment or sublease.

      (b) By way of example and not limitation, Landlord shall be deemed to have reasonably withheld consent to a proposed assignment or sublease if in Landlord's opinion (i) the Leased Premises are or may be in any way adversely affected; (ii) the business reputation of the proposed assignee or subtenant is unacceptable; (iii) the financial worth of the proposed assignee or subtenant is insufficient to meet the obligations hereunder, or (iv) the prospective assignee or subtenant is a current tenant at the Park or is a bona-fide third-party prospective tenant. Landlord further expressly reserves the right to refuse to give its consent to any subletting if the proposed rent is publicly advertised to be less than the then current rent for similar premises in the Building. If Landlord refuses to give its consent to any proposed assignment or subletting, Landlord may, at its option, within thirty (30) days after receiving a request to consent, terminate this Lease by giving Tenant thirty (30) days' prior written notice of such termination, whereupon each party shall be released from all further obligations and liability hereunder, except those which expressly survive the termination of this Lease.

      (c) If Tenant shall make any assignment or sublease, with Landlord's consent, for a rental in excess of the rent payable under this Lease, Tenant shall pay to Landlord fifty percent (50%) of any such excess rental upon receipt. Tenant agrees to pay Landlord $500.00 upon demand by Landlord for reasonable accounting and attorneys' fees incurred in conjunction with the processing and documentation of any requested assignment, subletting or any other hypothecation of this Lease or Tenant's interest in and to the Leased Premises as consideration for Landlord's consent.

      Section 11.02. Permitted Transfer. Notwithstanding anything to the contrary contained in Section 11.01 above, Tenant shall have the right, without Landlord's consent, but upon ten (10) days' prior notice to Landlord, to (a) sublet all or part of the Leased Premises to any related corporation or other entity which controls Tenant, is controlled by Tenant or is under common control with Tenant; (b) assign all or any part of this Lease to any related corporation or other entity which controls Tenant, is controlled by Tenant, or is under common control with Tenant, or to a successor entity into which or with which Tenant is merged or consolidated or which acquires substantially all of Tenant's assets or property; or (c) effectuate any public offering of Tenant's stock on the NASDAQ Stock Market, provided that in the event of a transfer pursuant to clause (b), such successor entity assumes all of the obligations and liabilities of Tenant (any such entity hereinafter referred to as a "Permitted Transferee"). For the purpose of this Article 11 (i) "control" shall mean ownership of not less than fifty percent (50%) of all voting stock or legal and equitable interest in such corporation or entity. Any such transfer shall not relieve Tenant of its obligations under this Lease. Nothing in this paragraph is intended to nor shall permit Tenant to transfer its interest under this Lease as part of a fraud or subterfuge to intentionally avoid its obligations under this Lease (for example, transferring its interest to a shell corporation that subsequently files a bankruptcy), and any such transfer shall constitute a Default hereunder. Any change in control of Tenant resulting from a merger, consolidation, or a transfer of partnership or membership interests, a stock transfer, or any sale of substantially all of the assets of Tenant that do not meet the requirements of this Section 11.02 shall be deemed an assignment or transfer that requires Landlord's prior written consent pursuant to Section
11.01 above.

                       ARTICLE 12 - TRANSFERS BY LANDLORD

      Section 12.01. Sale of the Building. Landlord shall have the right to sell the Building at any time during the Lease Term, subject only to the rights of Tenant hereunder; and such sale shall operate to release Landlord from liability hereunder for obligations accruing after the date of such conveyance.

      Section 12.02. Estoppel Certificate. Within fifteen (15) days following receipt of a written request from Landlord, Tenant shall execute and deliver to Landlord, without cost to Landlord, an estoppel certificate in such form as Landlord may reasonably request certifying (a) that this Lease is in full force and effect and unmodified or stating the nature of any modification, (b) the date to which rent has been paid, (c) that there are not, to Tenant's knowledge, any uncured defaults or specifying such defaults if any are claimed, and (d) any other matters or state of facts reasonably required respecting the Lease. Such estoppel may be relied upon by Landlord and by any purchaser or mortgagee of the Building.

      Section 12.03. Subordination. Landlord shall have the right to subordinate this Lease to the lien of any mortgage, deed to secure debt, deed of trust or other instrument in the nature thereof, and any amendments or modifications thereto (collectively, a "Mortgage") presently existing or hereafter encumbering the Building by so declaring in such Mortgage. Within fifteen (15) days following receipt of a written request from Landlord, Tenant shall execute and deliver to Landlord, without cost, any instrument that Landlord deems reasonably necessary or desirable to confirm the subordination of this Lease. Notwithstanding the foregoing, if the holder of the Mortgage shall take title to the Leased Premises through foreclosure or deed in lieu of foreclosure, Tenant shall be allowed to continue in possession of the Leased Premises as provided for in this Lease so long as Tenant is not in Default.

                         ARTICLE 13 - DEFAULT AND REMEDY

      Section 13.01. Default. The occurrence of any of the following shall be a "Default":

      (a) Tenant fails to pay any Monthly Rental Installments or Additional Rent within five (5) days after the same is due.

      (b) Tenant fails to perform or observe any other term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after written notice thereof from Landlord; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required to cure, then such default shall be deemed to have been cured if Tenant commences such performance within said thirty (30) day period and thereafter diligently completes the required action within a reasonable time.

      (c) Tenant shall vacate or abandon the Leased Premises, or fail to occupy the Leased Premises or any substantial portion thereof for a period of thirty
(30) days.

      (d) Tenant shall assign or sublet all or a portion of the Leased Premises in contravention of the provisions of Article 11 of this Lease.

      (e) All or substantially all of Tenant's assets in the Leased Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within sixty (60) days thereafter); a petition in bankruptcy, insolvency or for reorganization or arrangement is filed by or against Tenant (and Tenant fails to secure a stay or discharge thereof within sixty (60) days thereafter); Tenant is insolvent and unable to pay its debts as they become due; Tenant makes a general assignment for the benefit of creditors; Tenant takes the benefit of any insolvency action or law; the appointment of a receiver or trustee in bankruptcy for Tenant or its assets if such receivership has not been vacated or set aside within thirty (30) days thereafter; or, dissolution or other termination of Tenant's corporate charter if Tenant is a corporation.

      Section 13.02. Remedies. Upon the occurrence of any Default, Landlord shall have the following rights and remedies, in addition to those stated elsewhere in this Lease and those allowed by law or in equity, any one or more of which may be exercised without further notice to Tenant:

      (a) Landlord may re-enter the Leased Premises and cure any Default of Tenant, and Tenant shall reimburse Landlord as Additional Rent for any costs and expenses which Landlord thereby incurs; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action.

      (b) Without terminating this Lease, Landlord may terminate Tenant's right to possession of the Leased Premises, and thereafter, neither Tenant nor any person claiming under or through Tenant shall be entitled to possession of the Leased Premises, and Tenant shall immediately surrender the Leased Premises to Landlord, and Landlord may re-enter the Leased Premises and dispossess Tenant and any other occupants of the Leased Premises by any lawful means and may remove their effects, without prejudice to any other remedy that Landlord may have. Upon termination of possession, Landlord may (i) re-let all or any part thereof for a term different from that which would otherwise have constituted the balance of the Lease Term and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall be immediately obligated to pay to Landlord an amount equal to the present value (discounted at the Prime
Rate) of the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Leased Premises, for the period which would otherwise have constituted the balance of the Lease Term (the "Accelerated Rent Difference"), or (ii) without re-letting, declare the present value (discounted at the Prime Rate) of all rent which would have been due under this Lease for the balance of the Lease Term to be immediately due and payable as liquidated damages (the "Accelerated Rent"). Upon termination of possession, Tenant shall be obligated to pay to Landlord (A) the Accelerated Rent Difference or the Accelerated Rent, whichever is applicable, (B) all loss or damage that Landlord may sustain by reason of Tenant's Default ("Default Damages"), which shall include, without limitation, reasonable expenses of preparing the Leased Premises for re-letting, demolition, repairs, tenant finish improvements, brokers' commissions and attorneys' fees, and (C) all unpaid Minimum Annual Rent and Additional Rent that accrued prior to the date of termination of possession, plus any interest and late fees due hereunder (the "Prior Obligations").

      (c) Landlord may terminate this Lease and declare the Accelerated Rent to be immediately due and payable, whereupon Tenant shall be obligated to pay to Landlord (i) the Accelerated Rent, (ii) all of Landlord's Default Damages, and
(iii) all Prior Obligations. It is expressly agreed and understood that all of Tenant's liabilities and obligations set forth in this subsection (c) shall survive termination.

      (d) Landlord and Tenant acknowledge and agree that the payment of the Accelerated Rent Difference or the Accelerated Rent as set above shall not be deemed a penalty, but merely shall constitute payment of liquidated damages, it being understood that actual damages to Landlord are extremely difficult, if not impossible, to ascertain. Neither the filing of a dispossessory proceeding nor an eviction of personalty in the Leased Premises shall be deemed to terminate the Lease.

      (e) Landlord may sue for injunctive relief or to recover damages for any loss resulting from the Default.

      (f) Notwithstanding anything to the contrary contained in this Lease, Landlord shall use commercially reasonable efforts to mitigate its damages in the event of a Default by Tenant as required by applicable law.

      Section 13.03. Landlord's Default and Tenant's Remedies. Landlord shall be in default if it fails to perform any term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after written notice thereof from Tenant to Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is such that it cannot reasonably be performed within thirty (30) days, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same within a reasonable period of time. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss directly resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold, offset or abate any sums due hereunder.

      Section 13.04. Limitation of Landlord's Liability. If Landlord shall fail to perform any term, condition, covenant or obligation required to be performed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment.

      Section 13.05. Nonwaiver of Defaults. Neither party's failure or delay in exercising any of its rights or remedies or other provisions of this Lease shall constitute a waiver thereof or affect its right thereafter to exercise or enforce such right or remedy or other provision. No waiver of any default shall be deemed to be a waiver of any other default. Landlord's receipt of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction. No act or omission by Landlord or its employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

      Section 13.06. Attorneys' Fees. If either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the non-defaulting party obtains a judgment against the defaulting party, then the defaulting party agrees to reimburse the non-defaulting party for reasonable attorneys' fees incurred in connection therewith. In addition, if a monetary Default shall occur and Landlord engages outside counsel to exercise its remedies hereunder, and then Tenant cures such monetary Default, Tenant shall pay to Landlord, on demand, all expenses incurred by Landlord as a result thereof, including reasonable attorneys' fees, court costs and expenses actually incurred.

                ARTICLE 14 - LANDLORD'S RIGHT TO RELOCATE TENANT

Landlord shall have the right upon at least ninety (90) days' prior written notice to Tenant to relocate Tenant and to substitute for the Leased Premises other space in the Building that is acceptable to tenant or in another building owned by Landlord (or an affiliated entity of Landlord) so long as such other building is acceptable to Tenant and is within a one (1) mile radius of the Building and contains at least as much square footage as the Leased Premises. Landlord shall improve such substituted space, at its expense, with improvements at least equal in quantity and quality to those in the Leased Premises. Landlord shall reimburse Tenant for all reasonable third party expenses incurred in connection with, and caused by, such relocation. In no event shall Landlord be liable to Tenant for any consequential damages as a result of any such relocation, including, but not limited to, loss of business income or opportunity.

                 ARTICLE 15 - TENANT'S RESPONSIBILITY REGARDING
                   ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES

      Section 15.01. Environmental Definitions.

      (a) "Environmental Laws" shall mean all present or future federal, state and municipal laws, ordinances, rules and regulations applicable to the environmental and ecological condition of the Leased Premises, and the rules and regulations of the Federal Environmental Protection Agency and any other federal, state or municipal agency or governmental board or entity having jurisdiction over the Leased Premises.

      (b) "Hazardous Substances" shall mean those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" "solid waste" or "infectious waste" under Environmental Laws and petroleum products.

      Section 15.02. Restrictions on Tenant. Tenant shall not cause or permit the use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substances on, under or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substances, except as necessary and appropriate for its Permitted Use in which case the use, storage or disposal of such Hazardous Substances shall be performed in compliance with the Environmental Laws and the highest standards prevailing in the industry.

      Section 15.03. Notices, Affidavits, Etc. Tenant shall immediately (a) notify Landlord of (i) any violation by Tenant, its employees, agents, representatives, customers, invitees or contractors of any Environmental Laws on, under or about the Leased Premises, or (ii) the presence or suspected presence of any Hazardous Substances on, under or about the Leased Premises, and
(b) deliver to Landlord any notice received by Tenant relating to (a)(i) and
(a)(ii) above from any source. Tenant shall execute affidavits, representations and the like within ten (10) days of Landlord's written request therefor concerning Tenant's best knowledge and belief regarding the presence of any Hazardous Substances on, under or about the Leased Premises.

      Section 15.04. Tenant's Indemnification. Tenant shall indemnify Landlord and Landlord's managing agent from any and all claims, losses, liabilities, costs, expenses and damages, including attorneys' fees, costs of testing and remediation costs, incurred by Landlord in connection with any breach by Tenant of its obligations under this Article 15. The covenants and obligations under this Article 15 shall survive the expiration or earlier termination of this Lease.

      Section 15.05. Existing Conditions. Notwithstanding anything contained in this Article 15 to the contrary, Tenant shall not have any liability to Landlord under this Article 15 resulting from any conditions existing, or events occurring, or any Hazardous Substances existing or generated, at, in, on, under or in connection with the Leased Premises prior to the Commencement Date of this Lease (or any earlier occupancy of the Leased Premises by Tenant) or if caused by any party other than Tenant except to the extent Tenant exacerbates the same.

                           ARTICLE 16 - MISCELLANEOUS

      Section 16.01. Benefit of Landlord and Tenant. This Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns.

      Section 16.02. Governing Law. This Lease shall be governed in accordance with the laws of the State where the Building is located.

      Section 16.03. Force Majeure. Landlord and Tenant (except with respect to the payment of any monetary obligation) shall be excused for the period of any delay in the performance of any obligation hereunder when such delay is occasioned by causes beyond its control, including but not limited to work stoppages, boycotts, slowdowns or strikes; shortages of materials, equipment, labor or energy; unusual weather conditions; or acts or omissions of governmental or political bodies.

      Section 16.04. Examination of Lease. Submission of this instrument by Landlord to Tenant for examination or signature does not constitute an offer by Landlord to lease the Leased Premises. This Lease shall become effective, if at all, only upon the execution by and delivery to both Landlord and Tenant. Execution and delivery of this Lease by Tenant to Landlord constitutes an offer to lease the Leased Premises on the terms contained herein.

      Section 16.05. Indemnification for Leasing Commissions. The parties hereby represent and warrant that the only real estate brokers involved in the negotiation and execution of this Lease are the Brokers and that no other party is entitled, as a result of the actions of the respective party, to a commission or other fee resulting from the execution of this Lease. Each party shall indemnify the other from any and all liability for the breach of this representation and warranty on its part and shall pay any compensation to any other broker or person who may be entitled thereto. Landlord shall pay any commissions due Brokers based on this Lease pursuant to separate agreements between Landlord and Brokers.

      Section 16.06. Notices. Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or by overnight courier or mailed by certified mail, postage prepaid, to the party who is to receive such notice at the address specified in
Section 1.01(l). If sent by overnight courier, the notice shall be deemed to have been given one (1) day after sending. If mailed, the notice shall be deemed to have been given on the date that is three (3) business days following mailing. Either party may change its address by giving written notice thereof to the other party.

      Section 16.07. Partial Invalidity; Complete Agreement. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions shall remain in full force and effect. This Lease represents the entire agreement between Landlord and Tenant covering everything agreed upon or understood in this transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof or in effect between the parties. No change or addition shall be made to this Lease except by a written agreement executed by Landlord and Tenant.

      Section 16.08. Financial Information. From time to time during the Lease Term, Tenant shall deliver to Landlord information and documentation describing and concerning Tenant's financial condition, and in form and substance reasonably acceptable to Landlord, within twenty (20) days following Landlord's written request therefor. Upon Landlord's request, Tenant shall provide to Landlord the most currently available audited financial statement of Tenant; and if no such audited financial statement is available, then Tenant shall instead deliver to Landlord its most currently available balance sheet and income statement. Furthermore, upon the delivery of any such financial information from time to time during the Lease Term, Tenant shall be deemed to automatically represent and warrant to Landlord that the financial information delivered to Landlord is true, accurate and complete in all material respect, and that except as explained by Tenant to Landlord in writing, there has been no material and adverse change in the financial condition of Tenant since the date of the then-applicable financial information.

      Section 16.09. Waiver of Jury Trial. THE LANDLORD AND THE TENANT, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY ANY PARTY TO THIS LEASE WITH RESPECT TO THIS LEASE, THE LEASED PREMISES, OR ANY OTHER MATTER RELATED TO THIS LEASE OR THE LEASED PREMISES.

      Section 16.10. Representations and Warranties.

      (a) Tenant hereby represents and warrants that (i) Tenant is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Tenant is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Lease on behalf of Tenant has been properly authorized to do so, and such execution and delivery shall bind Tenant to its terms.

      (b) Landlord hereby represents and warrants that (i) Landlord is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Landlord is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Lease on behalf of Landlord has been properly authorized to do so, and such execution and delivery shall bind Landlord to its terms.

      Section 16.11. Signage. Tenant may, at its own expense, erect a sign concerning the business of Tenant that shall be in keeping with the decor and other signs on the Building. All signage (including the signage described in the preceding sentence) in or about the Leased Premises shall be first approved by Landlord and shall be in compliance with the any codes and recorded restrictions applicable to the sign or the Building. The location, size and style of all signs shall be approved by Landlord. Tenant agrees to maintain any sign in good state of repair, and upon expiration of the Lease Term, Tenant agrees to promptly remove such signs and repair any damage to the Leased Premises.

      Section 16.12. Parking. Tenant shall be entitled to the non-exclusive use of the parking spaces designated for the Building by Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces between Tenant and other tenants. There will be no assigned parking unless Landlord, in its sole discretion, deems such assigned parking advisable. No vehicle may be repaired or serviced in the parking area and any vehicle brought into the parking area by Tenant, or any of Tenant's employees, contractors or invitees, and deemed abandoned by Landlord will be towed and all costs thereof shall be borne by the Tenant. All driveways, ingress and egress, and all parking spaces are for the joint use of all tenants. There shall be no parking permitted on any of the streets or roadways located within the Park. In addition, Tenant agrees that its employees will not park in the spaces designated visitor parking.

      Section 16.13. Consent. Where the consent of a party is required, such consent will not be unreasonably withheld.

      Section 16.14. Time. Time is of the essence of each term and provision of this Lease.

      Section 16.15. Tenant's Trade Fixtures. Landlord acknowledges and agrees that Tenant has or will be installing certain signs, furnishings, fixtures, equipment, and other personal property in the Leased Premises ("Tenant's Trade Fixtures"). Landlord further acknowledges and agrees that Tenant's Trade Fixtures are and will remain the personal property of Tenant which may be removed from the Leased Premises at any time by Tenant, and that Tenant's Trade Fixtures shall not be subject to any landlord's lien or other lien or security interest against the Leased Premises or the Building.

                    (SIGNATURES CONTAINED ON FOLLOWING PAGE)

      IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

                          LANDLORD:

                          FirstCal Industrial 2 Acquisition, LLC,
                          a Delaware limited liability company

                          By: FirstCal 2 Industrial Leasing Manager, LLC, a Delaware limited liability company and its leasing manager

                                   By:      First Industrial, L.P., a Delaware
                                            limited partnership, its sole
                                            member

                                            By:      First Industrial Realty
                                                     Trust, Inc., a Maryland
                                                     corporation and its sole
                                                     general partner

                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________

                          TENANT:

                          Universal Electronics Inc., a Delaware corporation

                          By:  _________________________________________________

                          Name:  _______________________________________________

                          Title:  ______________________________________________

STATE OF OHIO

COUNTY OF _________

Before me, the undersigned, a Notary Public for _______________ County, personally appeared __________________________, of First Industrial Realty Trust, Inc., the Landlord in the foregoing instrument who acknowledged the signing of the foregoing instrument to be his free act and deed on behalf of the Landlord for the uses and purpose set forth therein.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal on the _______ day of __________________,

                          _____________________________________________
                          Notary Public

                          _____________________________________________
                          Type or Print Name

STATE OF __________________________

COUNTY OF ________________________

Before me, the undersigned, a Notary Public for _________________________ County, personally appeared _____________________, the _________________________
of Universal Electronics Inc., the Tenant in the foregoing instrument who acknowledged the signing of the foregoing instrument to be his free act and deed on behalf of the Tenant for the uses and purpose set forth therein.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal on the _______ day of __________________,

                          _____________________________________________
                          Notary Public

                          _____________________________________________
                          Type or Print Name

                                   EXHIBIT A

                                LEASED PREMISES

                                  [FLOOR PLAN]

                                   Exhibit A
                                  Page 1 of 1

                                  EXHIBIT A-1

                              THE DOWNSIZE PORTION

                                  [FLOOR PLAN]

                                  Exhibit A-1
                                  Page 1 of 1

                                  EXHIBIT A-2

                    LEASED PREMISES AFTER THE DOWNSIZE DATE
                   (If Downsize Option is properly exercised)

                                  [FLOOR PLAN]

                                  Exhibit A-2
                                  Page 1 of 1

                                    EXHIBIT B

                               TENANT IMPROVEMENTS

      1. Landlord's Obligations. Tenant has personally inspected the Leased Premises and accepts the same "AS IS" without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility with respect thereto except to construct and install within the Leased Premises, lien-free, in a good and workmanlike manner, in accordance with the Construction Drawings, and in compliance with all applicable laws, codes, rules and regulations, the Tenant Improvements, in accordance with this EXHIBIT B.

      2. Construction Drawings and the Tenant Amount. Attached hereto as EXHIBIT B-1 is the construction drawing which has been approved by the Tenant. Landlord shall make modifications to the first floor of the premises in accordance with EXHIBIT B-1 (the "Construction Drawings"). Tenant shall be responsible for the cost to construct and install the Tenant Improvements not to exceed One Hundred Thirteen Thousand and No/100 Dollars ($113,000.00) (the "Tenant Amount"); provided, however, the Tenant Amount shall not include any increases resulting from any Change Orders (as hereinafter defined) initiated by Tenant. Tenant shall pay to Landlord an amount equal to one-half (1/2) of the Tenant Amount within ten (10) days following Landlord's written request therefor. Following Substantial Completion of the Tenant Improvements, Tenant shall pay to Landlord the remaining difference between the unpaid portion of the Tenant Amount (together with any increases resulting from any Change Orders initiated by Tenant as set forth in paragraph 4 below) and the amount previously received by Landlord from Tenant within ten (10) days of Landlord's request therefor. Tenant's failure to deliver the payments required in this paragraph shall entitle Landlord to stop construction and installation of the Tenant Improvements until such payment is received, and any resulting delay shall constitute a Tenant Delay (as hereinafter defined) hereunder. In addition, all delinquent payments shall accrue interest at 15% per annum.

      3. Schedule and Early Occupancy. Landlord shall provide Tenant with a proposed schedule for the construction and installation of the Tenant Improvements and shall notify Tenant of any material changes to said schedule. Tenant agrees to coordinate with Landlord regarding the installation of Tenant's phone and data wiring and any other trade related fixtures that will need to be installed in the Leased Premises prior to Substantial Completion. In addition, if and to the extent permitted by applicable laws, rules and ordinances, Tenant shall have the right to enter the Leased Premises for thirty (30) days prior to the scheduled date for Substantial Completion (as may be modified from time to time) in order to install fixtures (such as workstations) and otherwise prepare the Leased Premises for occupancy, which right shall expressly exclude making any structural modifications. During any entry prior to the Commencement Date
(a) Tenant shall comply with all terms and conditions of this Lease other than the obligation to pay rent, (b) Tenant shall not interfere with Landlord's completion of the Tenant Improvements, (c) Tenant shall cause its personnel and contractors to comply with the terms and conditions of Landlord's rules of conduct (which Landlord agrees to furnish to Tenant upon request), and (d) Tenant shall not begin operation of its business. Tenant acknowledges that Tenant shall be responsible for obtaining all applicable permits and inspections relating to any such entry by Tenant.

      4. Change Orders. Tenant shall have the right to request changes to the Construction Drawings at any time following the date hereof by way of written change order (each, a "Change Order", and collectively, "Change Orders"). Provided such Change Order is reasonably acceptable to Landlord, Landlord shall prepare and submit promptly to Tenant a memorandum setting forth the impact on cost and schedule resulting from said Change Order (the "Change Order Memorandum of Agreement"). Tenant shall, within three (3) days following Tenant's receipt of the Change Order Memorandum of Agreement,

                                    Exhibit B
                                   Page 1 of 2
either (a) execute and return the Change Order Memorandum of Agreement to Landlord, or (b) retract its request for the Change Order. At Landlord's option, Tenant shall pay to Landlord (or Landlord's designee), within ten (10) days following Landlord's request, any increase in the cost to construct the Tenant Improvements resulting from the Change Order, as set forth in the Change Order Memorandum of Agreement. Landlord shall not be obligated to commence any work set forth in a Change Order until such time as Tenant has delivered to Landlord the Change Order Memorandum of Agreement executed by Tenant and, if applicable, Tenant has paid Landlord in full for said Change Order.

      5. Tenant Delay. Notwithstanding anything to the contrary contained in the Lease, if Substantial Completion of the Tenant Improvements is delayed beyond the Target Commencement Date solely as a result of Tenant Delay (as hereinafter defined), then, for purposes of determining the Commencement Date, Substantial Completion of the Tenant Improvements shall be deemed to have occurred on the date that Substantial Completion of the Tenant Improvements would have occurred but for such Tenant Delay. Without limiting the foregoing, Landlord shall use commercially reasonable speed and diligence to Substantially Complete the Tenant Improvements on or before the Target Commencement Date.

      6. Letter of Understanding. Promptly following the Commencement Date, Tenant shall execute Landlord's Letter of Understanding in substantially the form attached hereto as EXHIBIT C and made a part hereof, acknowledging (a) the Commencement Date of this Lease, and (b) except for any punchlist items, that Tenant has accepted the Leased Premises. If Tenant takes possession of and occupies the Leased Premises, Tenant shall be deemed to have accepted the Leased Premises and that the condition of the Leased Premises and the Building was at the time satisfactory and in conformity with the provisions of this Lease in all respects, subject to any punchlist items.

      7. Definitions. For purposes of this Lease (a) "Substantial Completion" (or any grammatical variation thereof) shall mean completion of construction of the Tenant Improvements, subject only to punchlist items to be identified by Landlord and Tenant in a joint inspection of the Leased Premises prior to Tenant's occupancy, in accordance with the Construction Drawings and as established by a certificate of occupancy for the Leased Premises or other similar authorization issued by the appropriate governmental authority, if required, and (b) "Tenant Delay" shall mean any delay in the completion of the Tenant Improvements attributable to Tenant, including, without limitation: (i) Tenant's failure to meet any time deadlines specified herein, (ii) Change Orders, (iii) the performance of any other work in the Leased Premises by any person, firm or corporation employed by or on behalf of Tenant, or any failure to complete or delay in completion of such work, (iv) Landlord's inability to obtain an occupancy permit for the Leased Premises because of the need for completion of all or a portion of improvements being installed in the Leased Premises directly by Tenant, and (v) any other act or omission of Tenant.

                                    Exhibit B
                                   Page 2 of 2

                                   EXHIBIT B-1

                              CONSTRUCTION DRAWING

                                   Exhibit B-1
                                   Page 1 of 1

                                    EXHIBIT C

                             LETTER OF UNDERSTANDING

____________________________________
Attention:  ______________________, Property Manager
____________________________________
____________________________________

         RE: Lease Agreement between _________________________ ("Landlord") and __________________________________________ ("Tenant") for
                  the Leased Premises located at ______________________________,
                  __________________, __________ (the "Leased Premises"),
                  dated ________________ (the "Lease").

Dear _________________________:

         The undersigned, on behalf of Tenant, certifies to Landlord as follows:

         1.       The Commencement Date under the Lease is ____________________.

         2.       The rent commencement date is ___________________.

         3.       The expiration date of the Lease is ___________________.

         4. The Lease (including amendments, if any) is the entire agreement between Landlord and Tenant as to the leasing of the Leased Premises and is in full force and effect.

         5. The Landlord has completed the improvements designated as Landlord's obligation under the Lease (excluding punchlist items as agreed upon by Landlord and Tenant), if any, and Tenant has accepted the Leased Premises as of the Commencement Date.

         6. To the best of the undersigned's knowledge, there are no uncured events of default by either Tenant or Landlord under the Lease.

         IN WITNESS WHEREOF, the undersigned has caused this Letter of Understanding to be executed this ____ day of _________________, 20____.

                       _________________________________________________________

                       By: _____________________________________________________

                       Printed Name: ___________________________________________

                       Title: __________________________________________________

                                    Exhibit C
                                   Page 1 of 1

                                    EXHIBIT D

                              Intentionally Omitted

                                    Exhibit D
                                   Page 1 of 1

                                    EXHIBIT E

                              RULES AND REGULATIONS

         1. The sidewalks, entrances, driveways and roadways serving and adjacent to the Leased Premises shall not be obstructed or used for any purpose other than ingress and egress. Landlord shall control the Common Areas.

         2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Leased Premises other than Landlord standard window coverings without Landlord's prior written approval. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and tube color approved by Landlord. Neither the interior nor the exterior of any windows shall be coated or otherwise sunscreened without written consent of Landlord.

         3. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by any tenant on, about or from any part of the Leased Premises, the Building or in the Common Areas including the parking area without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove or stop same without any liability, and may charge the expense incurred in such removal or stopping to tenant.

         4. The sinks and toilets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose subtenants, assignees or any of their servants, employees, agents, visitors or licensees shall have caused the same.

         5. No boring, cutting or stringing of wires or laying of any floor coverings shall be permitted, except with the prior written consent of the Landlord and as the Landlord may direct. Landlord shall direct electricians as to where and how telephone or data cabling are to be introduced. The location of telephones, call boxes and other office equipment affixed to the Leased Premises shall be subject to the approval of Landlord.

         6. No bicycles, vehicles, birds or animals of any kind (except seeing eye dogs) shall be brought into or kept in or about the Leased Premises, and no cooking shall be done or permitted by any tenant on the Leased Premises, except microwave cooking, and the preparation of coffee, tea, hot chocolate and similar items for tenants and their employees. No tenant shall cause or permit any unusual or objectionable odors to be produced in or permeate from the Leased Premises.

         7. The Leased Premises shall not be used for manufacturing, unless such use conforms to the zoning applicable to the area, and the Landlord provides written consent. No tenant shall occupy or permit any portion of the Leased Premises to be occupied as an office for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or a dance, exercise or music studio, or any type of school or daycare or copy, photographic or print shop or an employment bureau without the express written consent of Landlord. The Leased Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

         8. No tenant shall make, or permit to be made any unseemly, excessive or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with

                                    Exhibit E
                                   Page 1 of 3
them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No tenant shall throw anything out of doors, windows or down the passageways.

         9. No tenant, subtenant or assignee nor any of its servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Leased Premises any flammable, combustible or explosive fluid, chemical or substance or firearm.

         10. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made to existing locks or the mechanism thereof. Each tenant must upon the termination of his tenancy, restore to the Landlord all keys of doors, offices, and toilet rooms, either furnished to, or otherwise procured by, such tenant and in the event of the loss of keys so furnished, such tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

         11. No tenant shall overload the floors of the Leased Premises. All damage to the floor, structure or foundation of the Building due to improper positioning or storage items or materials shall be repaired by Landlord at the sole cost and expense of tenant, who shall reimburse Landlord immediately therefor upon demand.

         12. Each tenant shall be responsible for all persons entering the Building at tenant's invitation, express or implied. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of an invasion, mob riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right without any abatement of rent to require all persons to vacate the Building and to prevent access to the Building during the continuance of the same for the safety of the tenants and the protection of the Building and the property in the Building.

         13. Canvassing, soliciting and peddling in the Building are prohibited, and each tenant shall report and otherwise cooperate to prevent the same.

         14. All equipment of any electrical or mechanical nature shall be placed by tenant in the Leased Premises in settings that will, to the maximum extent possible, absorb or prevent any vibration, noise and annoyance.

         15. There shall not be used in any space, either by any tenant or others, any hand trucks except those equipped with rubber tires and rubber side guards.

         16. The scheduling of tenant move-ins shall be before or after normal business hours and on weekends, subject to the reasonable discretion of Landlord.

         17. The Building is a smoke-free Building. Smoking is strictly prohibited within the Building. Smoking shall only be allowed in areas designated as a smoking area by Landlord. Tenant and its employees, representatives, contractors or invitees shall not smoke within the Building or throw cigar or cigarette butts or other substances or litter of any kind in or about the Building, except in receptacles for that purpose. Landlord may, at its sole discretion, impose a charge against monthly rent of $50.00 per violation by tenant or any of its employees, representatives, contractors or invitees, of this smoking policy.

         18. Tenants will insure that all doors are securely locked, and water faucets, electric lights and electric machinery are turned off before leaving the Building.

                                    Exhibit E
                                   Page 2 of 3

         19 Tenant, its employees, customers, invitees and guests shall, when using the parking facilities in and around the Building, observe and obey all signs regarding fire lanes and no-parking and driving speed zones and designated handicapped and visitor spaces, and when parking always park between the designated lines. Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked or parked in a no-parking zone or in a designated handicapped area, and any vehicle which is left in any parking lot in violation of the foregoing regulation. All vehicles shall be parked at the sole risk of the owner, and Landlord assumes no responsibility for any damage to or loss of vehicles.

         20. Tenant shall be responsible for and cause the proper disposal of medical waste, including hypodermic needles, created by its employees.

         21. No outside storage is permitted including without limitation the storage of trucks and other vehicles.

         22. No tenant shall be allowed to conduct an auction from the Leased Premises without the prior written consent of Landlord.

It is Landlord's desire to maintain in the Building and Common Areas the highest standard of dignity and good taste consistent with comfort and convenience for tenants. Any action or condition not meeting this high standard should be reported directly to Landlord. The Landlord reserves the right to make such other and further rules and regulations as in its judgment may from time to time be necessary for the safety, care and cleanliness of the Building and Common Areas, and for the preservation of good order therein.

                                    Exhibit E
                                   Page 3 of 3

                                    EXHIBIT F

                         TENANT OPERATIONS INQUIRY FORM

1.    Name of Company/Contact___________________________________________________

2.    ADDRESS/PHONE_____________________________________________________________

      __________________________________________________________________________

3.    Provide a brief description of your business and operations: _____________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

4. Will you be required to make filings and notices or obtain permits as required by Federal and/or State regulations for the operations at the proposed facility? Specifically:

         a. SARA Title III Section 312 (Tier II) reports                YES   NO
            (> 10,000lbs. of hazardous materials STORED at any one time)

         b. SARA Title III Section 313 (Tier III) Form R reports        YES   NO
            (> 10,000lbs. of hazardous materials USED per year)

         c. NPDES or SPDES Stormwater Discharge permit                  YES   NO
            (answer "No" if "No-Exposure Certification" filed)

         d. EPA Hazardous Waste Generator ID Number                     YES   NO

5. Provide a list of chemicals and wastes that will be used and/or generated at the proposed location. Routine office and cleaning supplies are not included. Make additional copies if required.

                                                     STORAGE CONTAINER(S)
CHEMICAL/WASTE  APPROXIMATE ANNUAL QUANTITY  (I.E. DRUMS, CARTONS, TOTES, BAGS,
                      USED OR GENERATED                ASTS, USTS, ETC)
--------------  ---------------------------  ----------------------------------







                                    Exhibit F
                                   Page 1 of 1

                                LEASE ADDENDUM A

                                 DOWNSIZE OPTION

DOWNSIZE OPTION. Subject to the terms and conditions contained herein, Tenant shall have a one-time option (the "Downsize Option") to downsize the Leased Premises and remove that certain portion of the Leased Premises containing approximately 13,000 square feet and depicted on EXHIBIT A-1 attached hereto (the "Downsize Portion"). If the Downsize Option is properly exercised by Tenant pursuant to the terms of this Lease Addendum A, then as of March 31, 2009 (the "Downsize Date"), the Downsize Portion shall no longer be considered a part of the Leased Premises, such that, from and after the Downsize Date, the "Leased Premises," for all purposes under this Lease, shall consist of only that approximately 8,509 square feet depicted on EXHIBIT A-2 attached hereto. If Tenant desires to exercise the Downsize Option, Tenant shall give Landlord written notice ("Downsize Notice") of Tenant's exercise of this Downsize Option together with a downsize fee in the amount of $45,000 (the "Downsize Fee"), which Downsize Notice and Downsize Fee must be delivered by Tenant to Landlord no later than the date that is six (6) full months prior to the Downsize Date. Landlord estimates that the Additional Downsize Fee as of the Downsize Date shall be $108,163.00. Within forty-five (45) days after the Commencement Date, Landlord shall provide Tenant with written notice of the actual amount of the Additional Downsize Fee. Upon receipt of the Downsize Notice and Downsize Fee by Landlord, Landlord shall provide Tenant with a statement (a "Statement") setting forth the amount of any unamortized leasing commissions and unamortized Tenant Improvements costs relating to this Lease (collectively, the "Additional Downsize Fee"). Tenant shall pay the Additional Downsize Fee to Landlord within thirty (30) days after Tenant's receipt of the Statement. Upon receipt of the Downsize Notice and Downsize Fee, Landlord shall have the right to enter the Leased Premises to market the Leased Premises to prospective tenants. If Tenant delivers the Downsize Notice, the Downsize Fee and the Additional Downsize Fee and otherwise complies with all the provisions in this Lease Addendum A, then the Downsize Portion shall no longer be considered part the Leased Premises as of 11:59 p.m. on the Downsize Date and Tenant shall vacate the Downsize Portion in accordance with the terms of this Lease, including without limitation with Sections 2.03 and 2.04 of this Lease, on or prior to the Downsize Date. If Tenant shall fail to deliver possession of the Downsize Portion on or before the Downsize Date in accordance with the terms hereof, Tenant shall be deemed to be in Default under this Lease and a holdover tenant with respect to the Downsize Portion from and after the Downsize Date, and in such event, Tenant shall be liable to Landlord for payments for the use and occupancy of the Downsize Portion equal to the fair market value thereof, and shall also be liable to Landlord for all costs and expenses incurred by Landlord in securing possession of the Downsize Portion. Landlord may accept any such sums from Tenant without prejudice to Landlord's right to evict Tenant from the Downsize Portion by any lawful means. If this Lease has been assigned or all or a portion of the Leased Premises has been sublet or if Tenant is in Default, this Downsize Option shall be deemed null and void and neither Tenant nor any assignee or subtenant shall have the right to exercise such option during the term of such assignment or sublease.

Notwithstanding anything contained in this Lease to the contrary, if Tenant properly exercises the Downsize Option pursuant to this Lease Addendum A, from and after the Downsize Date, Sections 1.01 (b), (c), (d) and (e) shall automatically be amended and modified as follows:

                 "(c)    Tenant's Proportionate Share: 12.87%.

                 (d)     Minimum Annual Rent: $39,907.20 per annum

                 (e)     Monthly Rental Installments:  $3,325.60 per month

                                Lease Addendum A

The foregoing shall be evidenced by an amendment to this Lease.

                                Lease Addendum A

                                Lease Addendum B
                                 Renewal Option

RENEWAL OPTION. Provided Tenant is not in default under this Lease at the time the option to renew described below (the "Renewal Option") is exercised or at the commencement of the applicable Renewal Period (hereinafter defined), Tenant shall have one (1) option to extend the Lease Term for a successive three (3) year period (the "Renewal Period") commencing on the first day following the last day of the Lease Term, upon the same terms and conditions as are contained in this Lease, except as hereinafter provided. The Minimum Annual Rent for each Renewal Period shall be equal to the then "fair market rent" (as determined by an appraiser selected by Landlord) for similarly used and comparable space in the Twinsburg, Ohio area for a similar term (the "Renewal Rate"), provided that in no event shall the Minimum Annual Rent for a Renewal Period be less than the Minimum Annual Rent in effect for the period immediately prior to the commencement of the applicable Renewal Period. Landlord shall notify Tenant in writing (the "Renewal Rate Notice") of the Renewal Rate within thirty (30) days of Tenant's delivery of a Renewal Notice (hereinafter defined). Tenant shall have no further or additional right to extend the Lease Term. The Renewal Option shall be exercised, if at all, by written notice from Tenant to Landlord (the "Renewal Notice") given no earlier than twelve (12) months and no later than nine (9) months prior to the expiration of the Lease Term. Notwithstanding anything contained herein to the contrary, in the event Tenant does not wish to exercise the Renewal Option at the Renewal Rate, Tenant may withdraw its Renewal Notice by written notice to Landlord given no later than five (5) business days from the date Landlord delivers the Renewal Rate Notice.

                                Lease Addendum B